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                     TORTOISE CAPITAL RESOURCES CORPORATION
                            (a Maryland corporation)
                                185,006 Warrants
                              185,006 Common Shares

                          REGISTRATION RIGHTS AGREEMENT

Dated:  May 4, 2007
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                     TORTOISE CAPITAL RESOURCES CORPORATION
                            (a Maryland corporation)
                                185,006 Warrants
                              185,006 Common Shares

                          REGISTRATION RIGHTS AGREEMENT

     This  Registration  Rights Agreement (the  "Agreement") is made and entered into as of May 4, 2007, by and among Tortoise Capital Resources  Corporation,  a
Maryland  corporation  (the  "Company") and each of the  undersigned  purchasers
(individually,  a "Purchaser" and collectively,  the  "Purchasers")  pursuant to
certain   Purchase   Agreements,   dated   December  22,  2006  (the   "Purchase
Agreements"),  by and among the Company,  the  Purchasers  and Tortoise  Capital
Advisors, LLC ("Tortoise Capital Advisors").

     In order to induce the investors who are  purchasing  the Preferred  Shares and Warrants (as defined herein) to purchase such Preferred Shares and Warrants, the  Company  agreed  to  provide  the  registration  rights  set  forth in this
Agreement.  As used in this Agreement,  the terms "herein,"  "hereof," "hereto,"
"hereinafter"  and similar terms shall, in each case, refer to this Agreement as a  whole  and  not to any  particular  section,  paragraph,  sentence  or  other subdivision of this Agreement.

     The Company  agrees with the Purchasers (i) for their benefit as Purchasers and (ii) for the  benefit  of the  beneficial  owners  from  time to time of the
Securities  (as  defined  herein)  and the  Additional  Securities  (as  defined herein), as follows:

1.   Definitions.  Capitalized  terms used herein without  definition shall have the respective  meanings set forth in the Purchase  Agreements.  As used in this
Agreement, the following terms shall have the following meanings:

          (a) "Additional  Securities"  means Common Shares or other  securities issued in respect of the Securities by reason of or in connection  with any stock dividend,  stock  distribution,  stock split,  purchase in any rights offering or in  connection  with any  exchange for or  replacement  of such
     shares  or  any   combination  of  shares,   recapitalization,   merger  or
     consolidation,  or any other equity securities issued pursuant to any other pro rata distribution with respect to the Preferred Shares or Warrants.

          (b)  "Affiliate"  means,  with  respect to any  specified  person,  an
     "affiliate," as defined in Rule 144, of such person.

          (c) "Agreement" has the meaning set forth in the preamble hereto.

          (d)  "Business  Day"  means with  respect  to any act to be  performed hereunder, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on  which  banking  institutions  in New  York,  New  York  or  other applicable  place where such act is to occur are authorized or obligated by applicable law, regulation or order to close.

          (e) "Claim" has the meaning set forth in Section 10(n) hereof.

          (f) "Comfort Letter" has the meaning set forth in Section 4(t) hereof.

          (g) "Common Shares" means the shares of common stock, $0.001 par value per share, of the Company.

          (h) "Company" has the meaning set forth in the preamble hereto.

          (i) "End of  Suspension  Notice"  has the meaning set forth in Section
     5(b) hereof.

          (j)  "Exchange  Act" means the  Securities  Exchange  Act of 1934,  as amended, and the rules and regulations of the SEC promulgated thereunder.

          (k) "Free Writing Prospectus" shall have the meaning set forth in Rule
     405 of the Securities Act.

          (l)  "Holder"   means  each  Purchaser  and  its  direct  or  indirect
     transferees,  so long as such Purchaser or transferee  owns any Registrable
     Securities.

          (m) "IPO" means the sale of Common Shares in an  underwritten  initial public offering registered under the Securities Act.

          (n)  "Investment  Advisory  Agreement"  means that certain  Investment
     Advisory Agreement, dated as of January 1, 2007, by and between the Company and Tortoise Capital Advisors.

          (o)  "Investment   Representation,   Transfer  and  Market   Stand-Off
     Agreement"  means  the  Investment  Representation,   Transfer  and  Market
     Stand-Off  Agreements  required to be executed and delivered to the Company by any transferee of the Securities.

          (p) "NASD" means the National Association of Securities Dealers, Inc.

          (q) "Opinion" has the meaning set forth in Section 4(t) hereof.

          (r)  "Prospectus"  means the prospectus  included in any  Registration
     Statement  (including,  without  limitation,  a prospectus  that  discloses information  previously  omitted  from a  prospectus  filed  as  part of an effective  registration  statement  in  reliance  upon  Rule 415  under the
     Securities  Act), as amended or supplemented by any amendment or prospectus supplement,  including  post-effective  amendments and any prospectus filed with respect to any Registration  Statement  pursuant to Rule 424 under the
     Securities Act, and all materials incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          (s) "Preferred  Shares" means the shares of preferred stock, par value
     $.001 per share, of the Company.

          (t)  "Registrable  Securities"  means the Warrants,  all Common Shares issuable upon exercise of the Warrants, and any Additional Securities, upon original issuance

     thereof,  and at all times subsequent thereto,  including upon the transfer thereof by the original holder or any subsequent holder, until, in the case of any such Additional Securities, as applicable, the earliest to occur of:

               (i) the second  anniversary of the initial  effective date of the
          Shelf  Registration  Statement  or,  in the  case  of  any  Additional
          Securities for which tacking under Rule 144 is not available and which are not included in the Shelf Registration Statement, until the second anniversary of the issuance of the Additional Securities;

               (ii) the date on which all such shares have been sold pursuant to a Registration Statement or distributed to the public pursuant to Rule
          144;

               (iii)  the  date on  which,  in the  opinion  of  counsel  to the
          Company,  all such  shares not held by  Affiliates  of the Company are eligible  for sale  without  registration  under  the  Securities  Act pursuant to  subparagraph  (k) of Rule 144 and any  applicable  legend restricting further transfer of such shares has been removed; or

               (iv) the date on which all such shares are sold to the Company or any of its subsidiaries.

          (u)  "Registration  Expenses" means all fees and expenses  incurred in connection  with the  performance by the Company of its  obligations  under this Agreement whether or not any of the Registration  Statements are filed
     or  declared  effective  under  the  Securities  Act,  including,   without
     limitation:  (i) all registration and filing fees and expenses  (including, without limitation,  fees and expenses (x) with respect to filings required to be made with the NASD and (y) of compliance with federal securities laws and state  securities or "blue sky" laws  (including,  without  limitation, reasonable fees and  disbursements of counsel in connection with "blue sky"
     qualification of any of the Registrable Securities and the preparation of a
     "blue sky" memorandum,  if any)),  (ii) all printing  expenses  (including, without  limitation,  expenses of  printing  certificates  for  Registrable
     Securities  in a form  eligible  for  deposit  with  The  Depository  Trust
     Company,  if any, and printing  Prospectuses),  (iii) all  duplication  and mailing  expenses  relating  to copies  of any  Registration  Statement  or
     Prospectus   delivered  to  any  Holder   hereunder,   (iv)  all  fees  and
     disbursements of counsel for the Company and the fees and  disbursements of
     Selling  Holders'  Counsel,  if any, in  connection  with the  Registration
     Statement,  (v) all fees and  disbursements  of the  registrar and transfer agent for the  Common  Shares,  (vi)  Securities  Act  liability  insurance obtained by the Company in its sole discretion, (vii) the internal expenses of the Company  and its  Affiliates  (including,  without  limitation,  all salaries  and  expenses  of  officers  and  employees  performing  legal or accounting duties),  (viii) the expenses of any special audit, annual audit or quarterly  review and "cold comfort"  letters required by or incident to such  performance,  (ix) the fees and expenses  incurred in connection with the listing by the Company of the Registrable  Securities on any securities exchange or  quotation  system and (x) the fees and expenses of any person, including, without limitation, special experts, retained by the Company.

          (v) "Registration  Statement" means any Shelf Registration  Statement,
     Subsequent Shelf  Registration  Statement,  Additional  Shelf  Registration
     Statement,  or other registration  statement of the Company that covers the resale of any Registrable Securities, including the Prospectus,  amendments and  supplements to such  registration  statement or Prospectus,  including pre- and post-effective  amendments,  all exhibits thereto and all material incorporated  by reference or deemed to be  incorporated  by reference,  if any, in such registration statement.

          (w)  "Regulation  D" means  Regulation  D (Rules  501-508)  under  the
     Securities  Act,  as such  Rules may be amended  from time to time,  or any similar rule or regulation hereafter adopted by the SEC.

          (x) "Rule 144" means Rule 144 under the  Securities  Act, as such Rule may be  amended  from  time to  time,  or any  similar  rule or  regulation hereafter adopted by the SEC.

          (y) "Rule 144A" means Rule 144A under the Securities Act, as such Rule may be  amended  from  time to  time,  or any  similar  rule or  regulation hereafter adopted by the SEC.

          (z) "Rule 158" means Rule 158 under the  Securities  Act, as such Rule may be  amended  from  time to  time,  or any  similar  rule or  regulation hereafter adopted by the SEC.

          (aa) "Rule 415" means Rule 415 under the Securities  Act, as such Rule may be  amended  from  time to  time,  or any  similar  rule or  regulation hereafter adopted by the SEC.

          (bb) "Rule 424" means Rule 424 under the Securities  Act, as such Rule may be  amended  from  time to  time,  or any  similar  rule or  regulation hereafter adopted by the SEC.

          (cc) "Rule 429" means Rule 429 under the Securities  Act, as such Rule may be  amended  from  time to  time,  or any  similar  rule or  regulation hereafter adopted by the SEC.

          (dd) "SEC" means the Securities and Exchange Commission.

          (ee)  "Securities  Act" means the  Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

          (ff) "Selling Holders' Counsel" means one counsel for the Holders that is selected by the Holders holding a majority of the Registrable Securities included in any Registration Statement, with such selection being effective by  written  consent  of a  majority  of  the  beneficial  Holders  of  the
     Registrable Securities; provided, that if no such counsel is selected prior to the time any activity is required  hereunder  relating to such  counsel, upon  appointment  of any such counsel in the manner set forth herein,  the
     Company  will at such point  treat such  counsel  as the  Selling  Holders'
     Counsel; provided

     further,  that in the event Holders have not made any such  selection,  the
     Company will use its good faith efforts to facilitate Holders making such a selection and shall at such time fulfill any obligations as would have been required in this Agreement with respect to such counsel.

          (gg)  "Securities"  means  shares of  Preferred  Shares  and  Warrants initially  sold by the Company in accordance  with the Purchase  Agreements and  Regulation D and pursuant to a  Subscription  Agreement and all Common
     Shares issuable upon the exercise of the Warrants.

          (hh)  "Shelf  Registration  Statement"  has the  meaning  set forth in
     Section 2(a) hereof.

          (ii)  "Subscription   Agreement"  means  the  subscription  agreements
     entered into by each Purchaser.

          (jj)  "Subsequent  Shelf  Registration  Statement" has the meaning set forth in Section 2(c) hereof.

          (kk)  "Suspension  Event" has the  meaning  set forth in Section  5(a)
     hereof.

          (ll)  "Suspension  Notice" has the  meaning set forth in Section  5(a)
     hereof.

          (mm)  "Tortoise  Capital  Advisors"  has the  meaning set forth in the preamble hereto.

          (nn) "Underwritten Offering" means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

          (oo)  "Warrants"  means the warrants of the Company  which entitle the holder to purchase one common share of the Company upon exercise.

2.   Registration Rights.

          (a) Mandatory  Shelf  Registration.  As set forth in Section 4 hereof, the Company  agrees to use its best  efforts to file with the SEC  promptly following the earlier to occur of (i) June 8, 2007, or (ii) nine (9) months after completion of the IPO, a Shelf Registration  Statement on Form N-2 or
     such other form under the  Securities  Act then  available  to the  Company providing  for the resale,  pursuant to Rule 415,  from time to time by the
     Holders of any and all Registrable  Securities (including for the avoidance
     of  doubt  any  Additional   Securities   that  are  issued  prior  to  the
     effectiveness  of such shelf  Registration  Statement)  (such  registration statement,  including the  Prospectus,  amendments and  supplements to such registration  statement or Prospectus,  including  pre- and  post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be  incorporated  by reference,  if any, in such  registration statement, the "Shelf Registration  Statement").  The Company shall use its commercially  reasonable efforts to cause such Shelf Registration Statement to be declared  effective by the SEC as promptly as practicable  but in any event  on or  prior  to the  75th day  following

     such filing. Any Shelf Registration Statement shall provide for the resale, from time to time and  pursuant  to any  method or  combination  of methods legally available (including, without limitation, an Underwritten Offering, a direct sale to  purchasers,  a sale  through  brokers or agents or a sale over the internet) by the Holders, of any and all Registrable Securities.

          (b) [Reserved]

          (c)  Subsequent  Registration.  If,  following  an  IPO,  the  Company proposes to file with the SEC at any time a registration  statement on Form
     N-2 or such other form under the  Securities  Act providing for a follow-on
     public  offering  of  Common  Shares  (any  such  registration   statement,
     including the Prospectus,  amendments and supplements to such  registration statement or Prospectus,  including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated  by  reference,  if any,  in such  registration  statement,  a
     "Subsequent  Shelf  Registration  Statement")  then the Company will notify each Holder in writing of the filing  (including  notifying  each Holder of the  identity  of the  managing  underwriters  of  such  subsequent  public offering),  within five Business Days after the filing thereof,  and afford each Holder an opportunity  within the 15-Business Day period designated in such notice to include in such Subsequent Shelf Registration  Statement all or any part of the Registrable  Securities  then held by such Holder.  Each
     Holder  desiring  to  include  in any such  Subsequent  Shelf  Registration
     Statement  all or part of the  Registrable  Securities  held by such Holder shall, within 15 Business Days after receipt of the above-described  notice by the Company, so notify the Company in writing,  and in such notice shall inform the  Company of the number of  Registrable  Securities  such  Holder wishes to include in such  Subsequent  Shelf  Registration  Statement.  Any election  by any  Holder to  include  any  Registrable  Securities  in such
     Subsequent  Shelf  Registration  Statement will not affect the inclusion of such Registrable  Securities in the Shelf Registration Statement until such
     Registrable   Securities   have  been  sold  under  the  Subsequent   Shelf
     Registration Statement;  provided,  however, that at such time of sale, the
     Company  shall  have  the  right to  remove  from  the  Shelf  Registration
     Statement the Registrable  Securities sold pursuant to the Subsequent Shelf
     Registration   Statement.   For  the  avoidance  of  doubt,  if  the  Shelf
     Registration Statement is declared effective by the SEC prior to the filing of a Subsequent Shelf Registration  Statement,  Registrable Securities will not be  entitled  to be  included  in  the  Subsequent  Shelf  Registration
     Statement.

          (d) Provisions Applicable to IPO Registration  Statement or Subsequent
     Shelf Registration Statement.

               (i) Right to Terminate IPO  Registration  Statement or Subsequent
          Shelf Registration  Statement. At any time, the Company shall have the right to  terminate  or withdraw  any  Subsequent  Shelf  Registration
          Statement  referred to in Section  2(c)  whether or not any Holder has elected  to  include  Registrable  Securities  in  such  registration;
          provided,  however,  that the Company  must  provide  each Holder that elected to include any Registrable Securities in such Subsequent Shelf
          Registration Statement prompt notice of such termination. Furthermore, in the  event  the  Subsequent  Shelf  Registration  Statement  is not
          declared  effective  by

          the SEC within 75 days  following the initial filing of the Subsequent
          Shelf Registration Statement,  unless a road show for the Underwritten
          Offering pursuant to the Subsequent Shelf Registration Statement is in
          progress at such time, the Company shall promptly provide a new notice in writing  substantially  the same as the original  notice  described above to all Holders  giving the  Holders,  as  applicable,  a further opportunity to elect to include Registrable  Securities in the pending
          Subsequent  Shelf  Registration  Statement.  Each  Holder  desiring to include in any such  Subsequent  Shelf  Registration  Statement all or part of the Registrable  Securities held by such Holder shall,  within
          15 Business  Days after receipt of the  above-described  notice by the
          Company,  so notify the Company in writing,  and in such notice  shall inform the Company of the number of Registrable Securities such Holder wishes to include in such Subsequent Shelf Registration Statement.

               (ii)  Shelf   Registration   not  Impacted  by  Subsequent  Shelf
          Registration  Statement.  The  Company's  obligation to file the Shelf
          Registration  Statement  pursuant  to  Section  2(a)  hereof  and keep effective such Shelf  Registration  Statement shall not be affected by the  filing  or  effectiveness  of  a  Subsequent  Shelf  Registration
          Statement,  except  to the  extent  Registrable  Securities  are  sold pursuant to a Subsequent Shelf Registration  Statement, in which case,
          the   Company   shall  have  the  right  to  remove  from  such  Shelf
          Registration Statement the Registrable Securities sold pursuant to the
          Subsequent Shelf Registration Statement.

               (iii) Selection of  Underwriter.  The Company shall have the sole right to select the managing or co-lead  underwriter(s) for its IPO or any follow-on public  offering,  regardless of whether any Registrable
          Securities are included in a Subsequent Shelf  Registration  Statement as  provided  above.  The  right  of  any  such  Holder's  Registrable
          Securities,  as  applicable,  to be included in any  Subsequent  Shelf
          Registration  Statement  pursuant to Section 2(c) shall be conditioned upon such Holder's participation,  as applicable, in such Underwritten
          Offering and the inclusion of such Holder's Registrable Securities, as applicable,  in  the  Underwritten  Offering  to the  extent  provided
          herein.   All  Holders   proposing  to  distribute  their  Registrable
          Securities  through  such  Underwritten  Offering  shall enter into an
          underwriting   agreement   in   customary   form  with  the   managing
          underwriters  selected  by  the  Company  for  such  underwriting  and
          complete   and   execute   any   questionnaires,   powers-of-attorney,
          indemnities,   securities   escrow   agreements  and  other  documents
          reasonably required under the terms of such underwriting,  and furnish to  the  Company  such  information  in  writing  as the  Company  may reasonably  request for inclusion in any Subsequent Shelf Registration
          Statement;  provided,  however, that no Holder who is not an affiliate of the Company or Tortoise  Capital Advisors shall be required to make
          any   representations  or  warranties  to  or  agreements   (including
          indemnities)   with  the  Company  or  the  underwriters   other  than
          representations,  warranties or agreements (including  indemnities) as
          are  customary  and  reasonably   requested  by  the  Company  or  the
          underwriters  with  the  understanding  that  the  foregoing  shall be several,  not  joint and  several,  and no such  agreement  (including indemnities)  shall

          require  any  Holder to be liable for an amount in excess of the gross proceeds received by such Holder through such  Underwritten  Offering.
          Notwithstanding any other provision of this Agreement, if the managing underwriters  determine in good faith that marketing factors require a limitation  on the number of shares to be included,  then the managing underwriters  may exclude shares  (including  Registrable  Securities)
          from the Subsequent Shelf Registration Statement and any Common Shares
          included  in  a  Subsequent  Shelf  Registration  Statement  shall  be allocated,  first,  to the  Company,  second,  to each of the  holders pursuant to registration  rights agreements dated December 8, 2005 and
          January 9, 2006 between the Company and Merrill  Lynch & Co.,  Merrill
          Lynch,  Pierce,  Fenner & Smith  Incorporated  and Stifel,  Nicolaus &
          Company,  Incorporated (the "Existing Registration Rights Agreements")
          requesting  inclusion  of  their  registrable   securities  under  the
          Existing  Registration  Rights  Agreements  in such  Subsequent  Shelf
          Registration  Statement,  and third, to each of the Holders hereunder, on a  pro  rata  basis  based  on  the  total  number  of  Registrable
          Securities then held by each such Holder requesting inclusion.

               If any  Holder  disapproves  of  the  terms  of any  Underwritten
          Offering  that is  undertaken  by the Company in  accordance  with the terms hereof,  such Holder may elect to withdraw  therefrom by written notice to the Company and the  managing  underwriter(s),  delivered at least  five  (5)  Business  Days  prior to the  effective  date of the
          Subsequent Shelf Registration Statement;  provided,  however, that if, in the  opinion  of  counsel,  such  withdrawal  would  necessitate  a re-circulation  of the  Prospectus to investors,  such Holder shall be required to deliver  such  written  notice at least 10  Business  Days prior to the  effective  date of such  Subsequent  Shelf  Registration
          Statement.  Any Registrable Securities excluded or withdrawn from such
          Underwritten  Offering  shall be  excluded  and  withdrawn  from  such
          Subsequent Shelf Registration Statement.

               (iv)  Hold-Back  Agreement.  By electing  to include  Registrable
          Securities in a Subsequent Shelf Registration  Statement, if any, each
          Holder  shall be  deemed  to have  agreed  not to  effect  any sale or distribution of securities of the Company of the same or similar class or  classes  of the  securities  included  in  such  Subsequent  Shelf
          Registration   Statement  or  any  securities   convertible   into  or
          exchangeable  or  exercisable  for such  securities,  including a sale pursuant to Rule 144 or Rule 144A,  during such periods as  reasonably requested by the managing  underwriter(s) of the Underwritten Offering pursuant to a Subsequent Shelf Registration Statement (but in no event for a period  longer than 180 days or 90 days  following the effective date of such Subsequent Shelf Registration  Statement),  provided that each  of  Tortoise  Capital  Advisors  and  its  Affiliates  and  each executive officer, director,  stockholder,  member, partner or manager of any  of  the  foregoing  that  hold  Common  Shares  or  securities convertible  into or exchangeable or exercisable for Common Shares are subject to the same restriction for the entire time period required of the Holders hereunder.

          (e)  Registrable   Securities  not  Included  under  Subsequent  Shelf
     Registration  Statement.  If  Registrable  Securities  were  otherwise  not included  in a  Subsequent  Shelf

     Registration   Statement  because  (i)  a  Subsequent  Shelf   Registration
     Statement  is  withdrawn  prior  to the  distribution  of  all  Registrable
     Securities registered thereunder, (b) the underwriters exercise their right
     to  exclude  any  Registrable   Securities   from  such  Subsequent   Shelf
     Registration Statement, or (c) any Registrable Securities are otherwise not offered an opportunity to be registered  under and distributed  pursuant to such  Subsequent  Shelf  Registration  Statement,  then the Company will be obligated to file an additional shelf  registration  statement  relating to any Registrable Securities not included in and distributed pursuant to such
     Subsequent Shelf Registration  Statement (y) within thirty (30) days of the withdrawal or abandonment of the offering pursuant to such Subsequent Shelf
     Registration  Statement or (z) within one hundred  eighty (180) days of the consummation of the offering pursuant to such Subsequent Shelf Registration
     Statement,  providing for the resale of the Registrable Securities pursuant to Rule 415 from time to time by the Holders (such registration  statement, including the Prospectus,  amendments and supplements to such  registration statement or Prospectus,  including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated  by  reference,  if any, in such  registration  statement,  an
     "Additional Shelf Registration  Statement") in the same manner, and subject to  the  same  provisions  in  this  Agreement  as the  Shelf  Registration
     Statement,  provided that the  provisions of Sections  2(a),  2(c) and 2(d)
     shall not apply to any Additional Shelf Registration Statement.

          (f)  Expenses.  The  Company  shall pay all  Registration  Expenses in connection with the registration of the Registrable  Securities pursuant to this Agreement.  Each Holder  participating  in a registration  pursuant to this Section 2 shall bear such Holder's  proportionate  share (based on the total number of Registrable  Securities sold in such  registration)  of all discounts  and  commissions  payable to  underwriters  or  brokers  and all transfer  taxes and transfer  fees in  connection  with a  registration  of
     Registrable  Securities pursuant to this Agreement and any other expense of the  Holders,  as  applicable,  not  specifically  allocated to the Company pursuant  to this  Agreement  relating to the sale or  disposition  of such
     Holder's Registrable Securities pursuant to any Registration Statement.

3.   Rules 144 and 144A Reporting.

With a view to making available the benefits of certain rules and regulations of the SEC that may permit  the sale of the  Registrable  Securities  to the public without  registration,  until  such  date  as no  Holder  owns  any  Registrable
Securities, the Company agrees to:

          (a) at all times after the  effective  date of the first  registration statement  under the Securities Act filed by the Company for an offering of its  securities  to the general  public,  use its  commercially  reasonable efforts to make and keep public information  available,  as those terms are understood and defined in Rule 144(c);

          (b) use its commercially  reasonable efforts to file with the SEC in a timely manner all reports and other  documents  required to be filed by the
     Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                                       10

          (c) if the Company is not required to file reports and other documents under  the  Securities  Act and the  Exchange  Act,  make  available  other information  as required  by, and so long as  necessary  to permit sales of
     Registrable Securities pursuant to, Rule 144 and Rule 144A and in any event shall provide to each Holder a copy of:

               (i)  the  Company's  annual  consolidated   financial  statements
          (including  at least  balance  sheets,  statements of profit and loss, statements  of  stockholders'  equity and  statements  of cash  flows)
          prepared  in  accordance  with  U.S.  generally  accepted   accounting
          principles,   accompanied   by  an  audit  report  of  the   Company's
          independent  accountants,  no later than 90 days after the end of each fiscal year of the Company, and

               (ii)  the  Company's  unaudited  quarterly  financial  statements
          (including  at least  balance  sheets,  statements of profit and loss, statements  of  stockholders'  equity and  statements  of cash  flows)
          prepared in a manner  consistent with the preparation of the Company's annual  financial  statements,  no later than 45 days after the end of each fiscal quarter of the Company.

          (d) take such  further  actions  consistent  with this Section 3, as a
     Holder may reasonably  request in availing itself of any rule or regulation of the SEC  allowing  a  Holder  to sell any  such  Registrable  Securities without registration.

4.   Registration Procedures.

In  connection  with  the  obligations  of  the  Company  with  respect  to  any registration pursuant to this Agreement,  the Company shall use its commercially reasonable  efforts to effect or cause to be effected  the  registration  of the
Registrable  Securities  under the Securities Act to permit the public resale of such  Registrable  Securities  by the Holder or Holders in  accordance  with the
Holders'  intended method or methods of resale and  distribution  (which methods shall be commercially reasonable), and the Company shall:

          (a) notify Selling Holders' Counsel,  if any, in writing,  at least 20
     Business  Days  prior to  filing a  Registration  Statement  (other  than a
     Subsequent Shelf Registrant  Statement notice which is set forth in Section
     2), of its intention to file such Registration  Statement with the SEC and, at  least  15  Business  Days  prior  to  filing,  provide  a  copy  of the
     Registration  Statement to Selling Holders' Counsel, if any, for review and comment,  which  comments  shall be  provided  within 10  Business  Days of delivering such Registration  Statement;  prepare and file with the SEC, as specified in this Agreement, a Registration  Statement,  which Registration
     Statement  shall  comply  in all  material  respects  as to form  with  the requirements  of the applicable  form and include all financial  statements required  by the SEC to be filed  therewith,  and use its best  efforts  to reflect in such  Registration  Statement,  when so filed with the SEC, such comments as Selling  Holders'  Counsel,  if any,  may  reasonably  propose;
     notify Selling Holders' Counsel,  if any, in writing, at least two Business
     Days prior to the filing of any amendment or  supplement to a  Registration
     Statement,  and within a reasonable time prior to filing, provide a copy of such  amendment or  supplement  to Selling  Holders'  Counsel,  if any, for review and comment and use its best efforts to reflect in such amendment or supplement,

                                       11

     when so filed with the SEC, such comments as Selling Holders'  Counsel,  if any, may reasonably propose; and use its commercially reasonable efforts to cause such  Registration  Statement  to become  effective  as  promptly  as practicable  following such filing (and in any event as provided in Section
     2(a)) and to  remain  effective,  subject  to  Section 5 hereof,  until the earlier of (i) such time as all Registrable Securities covered thereby have been sold in accordance  with the intended  methods of distribution of such
     Registrable  Securities,  and  (ii)  the  date on  which  no  Holder  holds
     Registrable  Securities;  provided,  however, that the Company shall not be required to cause any  Subsequent  Shelf  Registration  Statement to become effective;  provided,  further,  that if the Company has an effective Shelf
     Registration   Statement,   Subsequent  Shelf  Registration   Statement  or
     Additional  Shelf  Registration  Statement on Form N-2 under the Securities
     Act and becomes eligible to use a short-form  Registration  Statement under the Securities  Act, the Company may, upon 30 days' prior written notice to all Holders of Registrable Securities,  register any Registrable Securities registered but not yet distributed  under the effective Shelf  Registration
     Statement,  Subsequent  Shelf  Registration  Statement or Additional  Shelf
     Registration Statement on such short-form Shelf Registration Statement and, once the short-form  Shelf  Registration  Statement is declared  effective, de-register  such shares under the previous Shelf  Registration  Statement,
     any   Subsequent   Shelf   Registration   Statement  or  Additional   Shelf
     Registration  Statement  or transfer  filing fees from the  previous  Shelf
     Registration   Statement,   Subsequent  Shelf  Registration   Statement  or
     Additional  Shelf  Registration  Statement (such transfer  pursuant to Rule
     429, if applicable)  unless the Holders  holding at least a majority of the shares  registered  by the  Holders  under the initial  Shelf  Registration
     Statement,  any  Subsequent  Shelf  Registration  Statement  or  Additional
     Registration  Statement notify the Company within 10 days of receipt of the
     Company notice that such a registration under a new Registration  Statement and  de-registration  of the  initial  Shelf  Registration  Statement,  any
     Subsequent Shelf  Registration  Statement or Additional Shelf  Registration
     Statement  would  materially  interfere with such Holders'  distribution of
     Registrable Securities already in progress, in which case the Company shall delay the effectiveness of the short-form Shelf Registration  Statement and de-registration  for a period  of not less  than 20 days from the date that the Company receives the notice from such Holders requesting a delay;

          (b) subject to Section 4(i) hereof,  (i) prepare and file with the SEC such  amendments and  post-effective  amendments to each such  Registration
     Statement as may be necessary to keep such Registration Statement effective for the period described in Section 4(a) hereof, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so  supplemented  to be filed  pursuant to Rule 424 and (iii) comply with the provisions of the  Securities Act with respect to the  disposition of all  securities  covered  by  each  Registration  Statement  during  the applicable  period in accordance with the method or methods of distribution set forth in the "Plan of Distribution" section of the Prospectus;

          (c) furnish to the  Holders,  without  charge,  as many copies of each
     Prospectus,  including each  preliminary  Prospectus,  and any amendment or supplement  thereto and such other  documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the
     Registrable Securities;  the Company consents, subject to Section 5, to the lawful use of such Prospectus,  including each preliminary

                                       12

     Prospectus,  by the Holders,  if any, in  connection  with the offering and sale of the Registrable Securities covered by any such Prospectus;

          (d) use its commercially reasonable efforts to register or qualify, or obtain exemption from  registration or  qualification  for, all Registrable
     Securities by the time the  applicable  Registration  Statement is declared effective by the SEC under all  applicable  state  securities or "blue sky"
     laws of such United  States  jurisdictions  as any Holder with  Registrable
     Securities covered by a Registration  Statement shall reasonably request in
     writing,   keep  each  such  registration  or  qualification  or  exemption effective during the period such  Registration  Statement is required to be kept  effective  pursuant to Section 4(a) and do any and all other acts and things that may be reasonably  necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable
     Securities covered by the Registration Statement;  provided,  however, that the  Company  shall not be  required to take any action to comply with this
     Section 4(d) if it would require the Company or any of its  subsidiaries to
     (i) qualify  generally to do business in any jurisdiction or to register as a broker or dealer in such  jurisdiction  where it would not  otherwise  be required to qualify but for this Section 4(d) and except as may be required by the  Securities  Act,  (ii)  subject  itself  to  taxation  in any  such jurisdiction  or (iii) submit to the general service of process in any such jurisdiction;

          (e) use its commercially  reasonable  efforts to cause all Registrable
     Securities  covered by such  Registration  Statement to be  registered  and approved by such other  governmental  agencies or authorities in the United
     States,  if any,  as may be  necessary  to enable  the  Holders  thereof to consummate  the  disposition  of  such  Registrable  Securities;  provided, however,  that the  Company  shall not be  required  to take any  action to comply with this Section 4(e) if it would require the Company or any of its subsidiaries to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such  jurisdiction  where it would not otherwise  be required to qualify but for this  Section  4(e) and except as may be required by the  Securities  Act, (ii) subject itself to taxation in any such  jurisdiction or (iii) submit to the general service of process in any such jurisdiction;

          (f) notify  Selling  Holders'  Counsel,  if any,  and each Holder with
     Registrable Securities covered by a Registration Statement promptly and, if requested by Selling Holders' Counsel, if any, or any such Holder,  confirm such advice in writing,  (i) when such  Registration  Statement  has become effective and when any  post-effective  amendments thereto become effective or upon the filing of a supplement to any Prospectus,  (ii) of the issuance by the SEC or any state  securities  authority of any stop order suspending the effectiveness of such  Registration  Statement or the initiation of any proceedings for that purpose,  (iii) of any request by the SEC or any other federal or state  governmental  authority for  amendments or supplements to such  Registration  Statement  or  related  Prospectus  or  for  additional information  and (iv) of the  happening of any event during the period such
     Registration  Statement is effective as a result of which such Registration
     Statement  or the  related  Prospectus  or  any  document  incorporated  by reference therein contains any untrue statement of a material fact or omits to state any material  fact  required to be stated  therein or necessary to make  the  statements  therein  not  misleading  or,  in  the  case  of the
     Prospectus,  contains any untrue  statement of a material

                                       13

     fact or omits to state any material fact  required to be stated  therein or necessary to make the  statements  therein,  in light of the  circumstances under which they were made,  not  misleading  (which  information  shall be accompanied  by an  instruction  to  suspend  the  use of the  Registration
     Statement and the Prospectus  (such  instruction to be provided in the same manner as a Suspension  Notice) until the requisite changes have been made, at which time notice of the end of  suspension  shall be  delivered  in the same manner as an End of Suspension Notice);

          (g) during the period of time  referred to in Section 4(a) above,  use commercially  reasonable efforts to avoid the issuance of, or if issued, to obtain the  withdrawal  of, any order  enjoining or  suspending  the use or effectiveness of a Registration  Statement or suspending the  qualification
     (or exemption from qualification) of any of the Registrable  Securities for sale in any jurisdiction, as promptly as practicable;

          (h) upon request,  furnish to Selling  Holders'  Counsel,  if any, and
     each  requesting   Holder  with   Registrable   Securities   covered  by  a
     Registration Statement, without charge, at least one conformed copy of each
     Registration  Statement  and any  post-effective  amendment  or  supplement thereto (without  documents  incorporated  therein by reference or exhibits thereto, unless requested);

          (i) except as provided in Section 5, upon the  occurrence of any event contemplated by Section  4(f)(iv) hereof,  use its commercially  reasonable efforts to promptly prepare a supplement or  post-effective  amendment to a
     Registration   Statement  or  the  related   Prospectus   or  any  document
     incorporated  therein by reference or file any other  required  document so
     that  such  Registration   Statement  or  related  Prospectus  or  document
     incorporated  therein by reference will not contain any untrue statement of a material  fact or omit to state any material  fact  required to be stated
     therein or necessary to make the  statements  therein not misleading or, in the case of the  Prospectus,  will not  contain any untrue  statement  of a material  fact or omit to  state a  material  fact  required  to be  stated
     therein or necessary to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading;

          (j) if requested by the representative of the underwriters, if any, or any  Holder of  Registrable  Securities  being sold in  connection  with an
     Underwritten  Offering,  (i) as promptly as  practicable  incorporate  in a
     Prospectus supplement or post-effective amendment such material information as the representative of the underwriters, if any, or such Holder indicates in writing relates to them and (ii) use its commercially reasonable efforts to  make  all  required  filings  of  such  Prospectus  supplement  or such post-effective  amendment  as soon as  practicable  after the  Company  has received  written  notification  of the matters to be  incorporated in such
     Prospectus supplement or post-effective amendment;

          (k)  enter  into  customary  agreements  (including  in the case of an
     Underwritten  Offering,  an  underwriting  agreement in customary  form and reasonably  satisfactory  to the  Company)  and take all  other  reasonable action in  connection  therewith  in order to  expedite or  facilitate  the distribution of the Registrable  Securities  included in such

                                       14

     Registration Statement and, in the case of an Underwritten  Offering,  make representations  and  warranties to the Holders of  Registrable  Securities covered by such Registration Statement and to the underwriters in such form and scope as are customarily  made by issuers to selling  stockholders  and underwriters in underwritten offerings,  respectively, and confirm the same to the extent customary if and when requested;

          (l) use its  commercially  reasonable  efforts to make  available  for inspection by one representative selected by the Holders holding a majority of the Registrable  Securities included in any Registration  Statement and, with respect to an Underwritten Offering,  the representative  underwriters participating in any disposition  pursuant to a Registration  Statement and any one law firm  retained  by each of the  Holders  and the  underwriters, respectively,  during normal business hours and upon reasonable notice, all financial and other records,  pertinent  corporate documents and properties of the Company and cause the respective  officers,  directors and employees of the Company and/or Tortoise  Capital  Advisors to supply all information reasonably  requested by such  parties in  connection  with a  Registration
     Statement and the due diligence  review of the  Registration  Statement and the information contained or incorporated therein; provided,  however, that such records, documents or information that the Company determines, in good faith,  to be  confidential  and  notifies  the  foregoing  parties of such confidential  nature shall not be disclosed by the foregoing parties unless
     (i) the  disclosure of such records,  documents or information is necessary to avoid or correct a material  misstatement  or omission in a Registration
     Statement or  Prospectus,  (ii) the release of such  records,  documents or information  is ordered  pursuant to a subpoena or other order from a court of competent jurisdiction,  or (iii) such records, documents or information have been generally made available to the public by the Company;  provided, further,  that to the extent  practicable,  the  foregoing  inspection  and information gathering shall be coordinated on behalf of the Holders and the other parties  entitled thereto by one law firm designated by and on behalf of the Holders and the other parties;

          (m)  use  its  commercially  reasonable  efforts  (including,  without
     limitation,   seeking  to  cure  in  the  Company's  listing  or  inclusion application  any  deficiencies  cited by the exchange or market) to list or include all  Registrable  Securities on the New York Stock  Exchange or the
     Nasdaq Stock Market;

          (n) use its commercially  reasonable  efforts to prepare and file in a timely manner all  documents and reports  required by the Exchange Act and, to the extent the  Company's  obligation  to file such reports  pursuant to
     Section  15(d) of the Exchange Act expires  prior to the  expiration of the effectiveness  period of the Registration  Statement as required by Section
     4(a) hereof,  the Company shall register the Registrable  Securities  under
     the  Exchange  Act  and  shall  maintain  such  registration   through  the
     effectiveness period required by Section 4(a) hereof;

          (o) provide a CUSIP number for all Registrable  Securities,  not later than the effective date of the Registration Statement;

          (p) (i) otherwise use its  commercially  reasonable  efforts to comply with all applicable  rules and  regulations of the SEC, (ii) make generally available to its

                                       15

     stockholders,  as  soon  as  reasonably  practicable,  earnings  statements covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 (or any similar rule promulgated  under the
     Securities Act), no later than 90 days after the end of each fiscal year of the Company and (iii) delay the effectiveness of any Registration Statement or Prospectus or not file any amendment or supplement to such  Registration
     Statement or Prospectus to which Selling Holders'  Counsel,  if any, or any
     Holder of Registrable  Securities  covered by such  Registration  Statement shall  have,  based upon the written  opinion of  counsel,  objected on the grounds  that such  Registration  Statement or  Prospectus  or amendment or supplement does not comply in all material  respects with the  requirements of the  Securities  Act,  provided  that the  Company  may file and request effectiveness  of such  Registration  Statement  following such time as the
     Company shall have used its commercially  reasonable efforts to resolve any such issue with Selling Holder's Counsel,  if any, or such objecting Holder and shall have advised Selling Holder's Counsel,  if any, or such Holder in writing  of its  reasonable  belief  that  such  filing  complies  with the requirements of the Securities Act;

          (q) provide and cause to be maintained a registrar and transfer  agent for all Registrable  Securities covered by any Registration  Statement from and after a date not later  than the  effective  date of such  Registration
     Statement;

          (r) in  connection  with  any  sale  or  transfer  of the  Registrable
     Securities (whether or not pursuant to a Registration  Statement) that will result  in the  securities  being  delivered  no longer  being  Registrable
     Securities, cooperate with the Holders and the managing underwriter(s),  if any, to  facilitate  the timely  preparation  and delivery of  certificates representing  the  Registrable  Securities to be sold,  which  certificates shall not bear any transfer  restrictive legends (other than as required by the Company's  charter) and to enable such Registrable  Securities to be in
     such   denominations   and   registered  in  such  names  as  the  managing
     underwriter(s),  if any,  or the Holders  may  reasonably  request at least three Business Days prior to any sale of the Registrable Securities;

          (s) upon  effectiveness of the first  Registration  Statement filed by the Company,  take such  actions and make such filings as are  necessary to effect  the  registration  of the  Common  Shares  under the  Exchange  Act simultaneously  with or as soon as practicable  following the effectiveness of the  Registration  Statement  to the extent  such  registration  has not already taken place;

          (t) in the case of an Underwritten  Offering,  use its best efforts to furnish or cause to be furnished to the underwriters a signed  counterpart, addressed  to the  underwriters,  of: (i) an  opinion  of  counsel  for the
     Company,  dated the date of each closing under the underwriting  agreement, in customary  form and  reasonably  satisfactory  to the  underwriters  (an
     "Opinion");  and (ii) a "cold comfort" letter,  dated the effective date of the  Registration  Statement  and  the  date  of  each  closing  under  the underwriting  agreement,  signed by the independent  public accountants who
     have  certified  the  Company's  financial   statements  included  in  such
     Registration  Statement  (and the  Prospectus  included  therein)  and with respect to events subsequent to the date of such financial  statements,  as are customarily  covered in accountants'  letters delivered to underwriters in  underwritten  public  offerings of securities and such other  financial

                                       16

     matters as the  underwriters  may  reasonably  request and are  customarily obtained by  underwriters  in  underwritten  public  offerings  (a "Comfort
     Letter");

          (u) at a reasonable  time prior to the filing of any  Prospectus,  any amendment  or  supplement  to a Prospectus  or any document  which is to be incorporated  by reference  into a  Registration  Statement or a Prospectus after initial  filing of a Registration  Statement,  provide copies of such document to Selling Holders' Counsel,  if any, and make  representatives of the Company as shall be reasonably  requested by Selling Holders'  Counsel, if any, available for discussion of such document; and

          (v) in connection with the initial filing of a Registration  Statement and each amendment  thereto with the SEC,  prepare and timely file with the
     NASD all forms and information required or requested by the NASD.

The Company may require the Holders to furnish to the Company  such  information
regarding  the  proposed   distribution  by  such  Holder  of  such  Registrable
Securities as the Company may from time to time reasonably request in writing or as shall be required to effect the  registration of the  Registrable  Securities and no Holder  shall be  entitled  to be named as a selling  stockholder  in any
Registration  Statement  and no Holder  shall be entitled to use the  Prospectus forming a part thereof if such Holder does not provide such  information  to the
Company. Any Holder that sells Registrable Securities pursuant to a Registration
Statement shall be required to be named as a selling  stockholder in the related
Prospectus  and to deliver or cause to be delivered a Prospectus to  purchasers.
Each  Holder  further  agrees to furnish  promptly to the Company in writing all information  required  from  time to time to  make  the  information  previously furnished by such Holder not misleading.

Each  Holder  agrees  that,  upon  receipt of any notice from the Company of the happening of any event of the kind described in Section  4(f)(ii),  4(f)(iii) or
4(f)(iv)  hereof,  such  Holder  will  immediately  discontinue  disposition  of
Registrable  Securities pursuant to a Registration Statement until such Holder's receipt of copies of the supplemented or amended  Prospectus.  If so directed by the Company,  such Holder will deliver to the Company (at the reasonable expense of the Company) all copies in its  possession,  other than permanent file copies then in such Holder's  possession,  of the Prospectus  covering such Registrable
Securities current at the time of receipt of such notice.

5.   Black-Out Period.

          (a) Subject to the  provisions  of this  Section 5, the Company  shall have the right,  but not the obligation,  from time to time, to suspend the use  of  a  Registration  Statement  following  the  effectiveness  of  the
     Registration Statement (and the filings with any international,  federal or state  securities  commissions),  if a Suspension Event (as defined herein)
     occurs. If the Company elects to suspend the effectiveness  and/or use of a
     Registration  Statement following the occurrence of a Suspension Event, the
     Company,  by written notice to Selling  Holders'  Counsel,  if any, and the
     Holders (a "Suspension Notice"),  shall notify such parties in writing that the  effectiveness  of the  Registration  Statement has been  suspended and shall  direct the Holders to suspend  sales of the  Registrable  Securities pursuant  to the  Registration  Statement  until the  Suspension  Event

                                       17

     has ended.  A  "Suspension  Event" shall be deemed to have occurred if: (i)
     the managing  underwriter(s)  of an  Underwritten  Offering has advised the
     Company that the offer or sale of  Registrable  Securities  pursuant to the
     Registration  Statement  would  have  a  material  adverse  effect  on  the
     Company's Underwritten Offering; (ii) the Board of Directors of the Company
     in good  faith has  determined  that the  offer or sale of any  Registrable
     Securities  would materially  impede,  delay or interfere with any proposed
     financing,   offer   or  sale   of   securities,   acquisition,   corporate
     reorganization or other significant  transaction  involving the Company; or
     (iii) the Board of Directors of the Company has  determined  in good faith, that it is  required  by law,  or that it is in the best  interests  of the
     Company, to supplement the Registration  Statement or file a post-effective amendment  to the  Registration  Statement  in  order  to  ensure  that the
     Prospectus  included  in  the  Registration   Statement  (1)  contains  the
     information  required  under Section  10(a)(3) of the  Securities  Act; (2)
     discloses  any  fundamental  change  in  the  information  included  in the
     Prospectus;  or (3) discloses any material  information with respect to the plan of  distribution  not disclosed in the  Registration  Statement or any material change to such information.  Upon the occurrence of any Suspension
     Event,  the Company  shall use its best  efforts to cause the  Registration
     Statement  to become  effective  or to  promptly  amend or  supplement  the
     Registration  Statement  or to take  such  action as is  necessary  to make resumed use of the  Registration  Statement  compatible  with the Company's best interests, as applicable,  so as to permit the Holders to resume sales of the Registrable Securities as soon as practicable. In no event shall the
     Company be permitted to suspend the use of a Registration  Statement in any
     12-month  period  for more  than 30  consecutive  days or for more  than an aggregate of 60 days, except as a result of a refusal by the SEC to declare any post-effective  amendment to the Registration Statement effective after the  Company  has used  its  best  efforts  to  cause  such  post-effective amendment  to be  declared  effective,  in  which  case the  Company  shall
     terminate  the  suspension  of  the  use  of  the  Registration   Statement
     immediately following the effective date of the post-effective amendment.

          (b) If the  Company  gives a  Suspension  Notice to  Selling  Holders'
     Counsel,  if any,  and the  Holders  to  suspend  sales of the  Registrable
     Securities  following a Suspension  Event, the Holders shall not effect any sales of the Registrable Securities pursuant to such Registration Statement
     (or such  filings) at any time after it has  received a  Suspension  Notice from the  Company and prior to receipt of an End of  Suspension  Notice (as defined herein). If so directed by the Company in writing, each Holder will deliver to the  Company (at the expense of the  Company)  all copies  other than  permanent  file  copies  then  in  such  Holder's  possession  of the
     Prospectus  covering the  Registrable  Securities at the time of receipt of the Suspension  Notice.  The Holders may recommence  effecting sales of the
     Registrable  Securities  pursuant to the  Registration  Statement  (or such filings)  upon  delivery  by the  Company of a notice in  writing  that the
     Suspension Event or its potential effects are no longer continuing (an "End of Suspension  Notice"),  which End of Suspension  Notice shall be given by the Company to Selling  Holders'  Counsel,  if any,  and the Holders in the
     same manner as the Suspension  Notice promptly  following the conclusion of any Suspension Event and its effect.

          (c)  Notwithstanding  any  provision  herein to the  contrary,  if the
     Company  shall give a Suspension  Notice with  respect to any  Registration
     Statement  pursuant  to this

                                       18

     Section  5, the  Company  agrees  that it shall  extend  the period of time during which such  Registration  Statement  shall be  maintained  effective pursuant  to this  Agreement  by one times the  number of days  during  the period from the date of receipt by the Holders of the Suspension  Notice to and  including  the date of receipt by the Holders of the End of Suspension
     Notice  and  provide  copies  of the  supplemented  or  amended  Prospectus necessary to resume sales,  with respect to each Suspension  Event; and, if applicable,  the period for which the  shares of Common  Shares  covered by
     such  Registration   Statement  remain  Registrable   Securities  shall  be
     commensurately extended.

6.   Indemnification, Contribution.

          (a) The Company  agrees to indemnify  and hold  harmless  each Holder, each Person who  participates  as an underwriter  (any such Person being an
     "Underwriter")  and  each  Person,  if any,  who  controls  any  Holder  or
     Underwriter  within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

               (i)  against  any and all  loss,  liability,  claim,  damage  and expense whatsoever,  as incurred,  arising out of any untrue statement or alleged  untrue  statement  of a  material  fact  contained  in any
          Registration  Statement  (or  any  amendment  or  supplement  thereto)
          pursuant to which  Registrable  Securities were  registered  under the
          1933 Act, including all documents  incorporated  therein by reference, or the  omission  or alleged  omission  therefrom  of a material  fact required  to be stated  therein or  necessary  to make the  statements therein  not  misleading,  or arising out of any untrue  statement  or
          alleged  untrue   statement  of  a  material  fact  contained  in  any
          Prospectus  (or any  amendment  or  supplement  thereto)  or any  Free
          Writing  Prospectus or the omission or alleged omission therefrom of a material fact  necessary in order to make the statements  therein,  in the  light of the  circumstances  under  which  they  were  made,  not misleading, or arising out of any material misstatement or omission in the  information  conveyed  to an  investor  at the  time it made  its investment decision;

               (ii)  against  any and all loss,  liability,  claim,  damage  and expense whatsoever, as incurred, to the extent of the aggregate amount paid  in  settlement  of  any  litigation,  or  any  investigation  or
          proceeding  by  any   governmental   agency  or  body,   commenced  or
          threatened,  or of any claim  whatsoever  based  upon any such  untrue statement  or  omission,  or any  such  alleged  untrue  statement  or omission;  provided  that  (subject  to Section  6(d)  below) any such settlement is effected with the written consent of the Company; and

               (iii)  against  any  and  all  expense  whatsoever,  as  incurred
          (including  the  fees  and  disbursements  of  counsel  chosen  by any indemnified party), reasonably incurred in investigating, preparing or defending  against any litigation,  or any investigation or proceeding by any governmental  agency or body,  commenced or threatened,  or any claim whatsoever based upon any such untrue statement or omission,  or any such alleged untrue statement or omission,  to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

                                       19

provided,  however,  that this indemnity  agreement shall not apply to any loss, liability,  claim,  damage or expense to the  extent  arising  out of any untrue statement or omission or alleged  untrue  statement or omission made in reliance upon and in conformity with written information  furnished to the Company by the
Holder or  Underwriter  expressly  for use in a  Registration  Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or any Free Writing Prospectus.

          (b) Each Holder  severally,  but not jointly,  agrees to indemnify and hold harmless the Company,  each Underwriter and the other selling Holders, and each of their respective  directors and officers,  and each Person,  if any, who controls the Company,  any Underwriter or any other selling Holder within the  meaning of Section 15 of the 1933 Act or Section 20 of the 1934
     Act,  against  any and all  loss,  liability,  claim,  damage  and  expense described in the indemnity  contained in Section 6(a) hereof,  as incurred, but only with respect to untrue statements or omissions,  or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) or any Free Writing  Prospectus in reliance upon and in conformity with  written  information  with  respect to such Holder  furnished  to the
     Company by such Holder expressly for use in such Registration Statement (or any amendment  thereto) or such  Prospectus (or any amendment or supplement thereto) or any Free Writing Prospectus;  provided,  however,  that no such
     Holder shall be liable for any claims  hereunder in excess of the amount of net  proceeds  received  by  such  Holder  from  the  sale  of  Registrable
     Securities pursuant to such Registration Statement.

          (c) Each indemnified party shall give notice as promptly as reasonably practicable  to  each  indemnifying  party  of  any  action  or  proceeding commenced against it in respect of which indemnity may be sought hereunder, but  failure so to notify an  indemnifying  party  shall not  relieve  such indemnifying  party from any  liability  hereunder  to the extent it is not materially  prejudiced  as a result  thereof  and in any  event  shall  not relieve it from any liability  which it may have  otherwise than on account of this indemnity  agreement.  An indemnifying party may participate at its own expense in the defense of such action; provided,  however, that counsel to the  indemnifying  party  shall  not  (except  with the  consent  of the indemnified  party) also be counsel to the  indemnified  party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local  counsel)  separate from their own counsel for all  indemnified  parties in connection  with any one action or separate but similar or related actions in the same  jurisdiction
     arising  out  of  the  same  general   allegations  or  circumstances.   No
     indemnifying  party  shall,  without  the  prior  written  consent  of  the indemnified  parties,  settle or  compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body,  commenced or threatened,  or any claim whatsoever in respect of which  indemnification  or  contribution  could be sought  under this  Section 6 (whether or not the  indemnified  parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an  unconditional  release of each  indemnified  party
     from  all  liability   arising  out  of  such  litigation,   investigation,
     proceeding  or claim and (ii)  does not  include  a  statement  as to or an admission of fault,  culpability or a failure to act by or on behalf of any indemnified party.

                                       20

          (d) If at any  time an  indemnified  party  shall  have  requested  an indemnifying party to reimburse the indemnified party for fees and expenses of counsel,  such indemnifying party agrees that it shall be liable for any settlement of the nature  contemplated by Section 6(a)(ii) effected without its written  consent if (i) such  settlement  is entered  into more than 45 days after receipt by such  indemnifying  party of the  aforesaid  request,
     (ii) such  indemnifying  party shall have  received  notice of the terms of such  settlement  at least 30 days prior to such  settlement  being entered into and (iii)  such  indemnifying  party  shall not have  reimbursed  such indemnified party in accordance with such request prior to the date of such settlement.

          (e) If the  indemnification  provided for in this Section 6 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein,  then each indemnifying party shall contribute to the aggregate amount of such losses,  liabilities,  claims, damages and expenses incurred
     by  such  indemnified  party,  as  incurred,   in  such  proportion  as  is
     appropriate  to reflect the  relative  fault of the Company on the one hand and the  Holders on the other hand in  connection  with the  statements  or omissions which resulted in such losses,  liabilities,  claims,  damages or expenses, as well as any other relevant equitable considerations.

     The  relative  fault of the  Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things,  whether any such  untrue or alleged  untrue  statement  of a material  fact or  omission  or alleged omission to state a material fact relates to information supplied by the
Company,  the Holders and the parties'  relative  intent,  knowledge,  access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Holders  agree that it would not be just and  equitable if  contribution  pursuant  to  this  Section  6 were  determined  by  pro  rata allocation or by any other method of  allocation  which does not take account of the equitable  considerations referred to above in this Section 6. The aggregate amount of losses,  liabilities,  claims,  damages  and  expenses  incurred by an indemnified  party and  referred  to above in this  Section 6 shall be deemed to include any legal or other  expenses  reasonably  incurred  by such  indemnified party in investigating,  preparing or defending  against any litigation,  or any investigation  or proceeding by any  governmental  agency or body,  commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     No Person: (i) guilty of fraudulent  misrepresentation  (within the meaning of Section  11(f) of the 1933 Act) shall be  entitled to  contribution  from any
Person who was not guilty of such fraudulent misrepresentation; or (ii) shall be entitled to  indemnification or contribution from the Company under this Section
6 for conduct of the type described in Section 17(i) of the  Investment  Company
Act of 1940.

     For purposes of this Section 6, each Person,  if any, who controls a Holder within  the  meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act
shall have the same rights to contribution as such Holder,  and each director of the  Company,  and each Person,  if any,  who  controls  the Company  within the meaning  of  Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

                                       21

7.   Market Stand-Off Agreement.

Notwithstanding  anything to the contrary in the Subscription  Agreements,  each
Holder  agrees that it shall not, to the extent  requested  by the Company or an underwriter of the Company's Common Shares, without the prior written consent of the Company and such underwriter(s),  directly or indirectly, (i) offer, pledge, sell,  contract to sell,  sell any option or contract to purchase,  purchase any option or contract to sell, grant any option,  right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Shares or any securities convertible into or exchangeable or exercisable for Common Shares
(including  the  Warrants),  whether  now  owned or  hereafter  acquired  by the undersigned (excluding Common Shares acquired in the IPO or acquired in the open market  following  the IPO) or with  respect  to which  the  undersigned  has or hereafter acquires the power of disposition,  or file, or cause to be filed, any registration  statement  under the  Securities  Act,  with respect to any of the foregoing or (ii) enter into any swap or any other  agreement or any transaction that  transfers,  in whole or in part,  directly  or  indirectly,  the  economic consequence of ownership of Common Shares,  whether any such swap or transaction is to be settled by delivery of Common  Shares or other  securities,  in cash or otherwise  sell  (other  than  in any  such  case  to bona  fide  donees  of the purchaser,  in each case,  who agree to be  similarly  bound by  completing  and executing a copy of the Investment Representation, Transfer and Market Stand-Off
Agreement  and  furnishing  it to the  Company)  within  the  ninety  (90)  days following the effective  date of a  Registration  Statement for an  Underwritten
Offering. The provisions of this Section 7 shall remain in full force and effect for all Holders of the Common Shares until such time as a Holder no longer holds any Registrable Securities.

8.   Termination of the Company's Obligations.

The Company shall have no further obligations pursuant to this Agreement at such time as no Registrable Securities are outstanding;  provided,  however, that the
Company's  obligations under Sections 3, 6 and 10(a) through and including 10(n)
of this Agreement shall remain in full force and effect following such time.

9.   Underwritten Offerings.

          (a) If  any  of  the  Registrable  Securities  covered  by  the  Shelf
     Registration  Statement or any Additional Shelf Registration  Statement are
     to be offered and sold in an Underwritten  Offering, the investment bank or investment  banks and manager or managers that will administer the offering shall  be  selected  by the  Holders  of a  majority  of  such  Registrable
     Securities to be included in such offering.

          (b) No Holder may participate in any  Underwritten  Offering  proposed under the Shelf Registration Statement or any Additional Shelf Registration
     Statement  unless such Holder (i) agrees to sell such Holder's  Registrable
     Securities   on  the  basis   reasonably   provided  in  any   underwriting
     arrangements  approved by the persons  entitled  hereunder  to approve such
     arrangements   and  (ii)   completes   and  executes  all   questionnaires,
     powers-of-attorney,   indemnities,   underwriting   agreements   and  other
     documents   reasonably  required  under  the  terms  of  such  underwriting arrangements.

                                       22

10.  Miscellaneous.

          (a) Remedies.  The Company acknowledges and agrees that any failure by the Company to comply with its obligations  under this Agreement may result in  material  irreparable  injury  to the  Holders  for  which  there is no adequate remedy at law, that it will not be possible to measure damages for such injuries  precisely  and that,  in the event of any such failure,  any
     Holder may obtain such relief as may be  required to  specifically  enforce the Company's obligations under this Agreement.  The Company further agrees to waive the defense in any action for specific  performance  that a remedy at law would be adequate.

          (b) No  Conflicting  Agreements.  The  Company is not,  as of the date hereof,  a party to, nor shall it, on or after the date of this  Agreement, enter into,  any agreement  with respect to the Company's  securities  that conflicts  with the rights  granted to the Holders in this  Agreement.  The
     Company  represents  and  warrants  that the rights  granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company's  securities under any other  agreements.  The Company will not take any action with respect to the Registrable  Securities which would adversely  affect  the  ability  of any  of the  Holders  to  include  such
     Registrable  Securities  in a  registration  undertaken  pursuant  to  this
     Agreement.

          (c)  Amendments  and  Waivers.   The  provisions  of  this  Agreement,
     including the provisions of this sentence, may not be amended,  modified or supplemented,  and waivers or consents to  departures  from the  provisions hereof may not be given,  without  the  written  consent of the Company and
     Holders of a majority  of  outstanding  Registrable  Securities;  provided, however, that, no consent is necessary from any of the Holders in the event that this Agreement is amended, modified or supplemented for the purpose of curing  any  ambiguity,  defect or  inconsistency  that does not  adversely affect the rights of any Holders.  Notwithstanding the foregoing,  a waiver or consent to depart from the  provisions  hereof with  respect to a matter that  relates  exclusively  to  the  rights  of  a  Holder  of  Registrable
     Securities  whose  securities  are being sold  pursuant  to a  Registration
     Statement  and that does not  directly or  indirectly  affect the rights of other  Holders  of  Registrable  Securities  may be given  by such  Holder;
     provided, however, that the provisions of this sentence may not be amended, modified,  or supplemented  except in accordance with the provisions of the immediately  preceding  sentence.  Each  Holder of  Registrable  Securities outstanding at the time of any such  amendment,  modification,  supplement, waiver  or  consent  or  thereafter  shall be bound by any such  amendment, modification,  supplement,  waiver or  consent  effected  pursuant  to this
     Section  10(c),  whether or not any notice,  writing or marking  indicating such amendment, modification,  supplement, waiver or consent appears on the
     Registrable Securities or is delivered to such Holder.

          (d)  Notices.  All notices and other  communications  provided  for or permitted  hereunder  shall  be  made  in  writing  by  hand  delivery,  by telecopier,  by courier  guaranteeing  overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (A) when made, if made by hand delivery,  (B) upon confirmation,  if made by telecopier,  (C)
     one  Business  Day after  being  deposited  with such  courier,  if

                                       23

     made by  overnight  courier or (D) on the date  indicated  on the notice of receipt, if made by first-class mail, to the parties as follows:

               (i) if to a  Holder,  at the most  current  address  given by the registrar and transfer agent of the Securities to the Company;

               (ii) if to the Company, to:

                    Tortoise Capital Resources Corporation
                    c/o Tortoise Capital Advisors, LLC
                    10801 Mastin Boulevard, Suite 222
                    Overland Park, Kansas 66210
                    Attention:  Terry Matlack
                    Telecopy No: (913) 981-1021

                    with a copy to (for informational purposes only):

                    Blackwell Sanders Peper Martin, L.L.P.
                    4801 Main Street, Suite 1000
                    Kansas City, MO 64112
                    Attention: Steve Carman, Esq.
                    Telecopy No.: (816) 983-8080

or to such other address as such person may have  furnished to the other persons identified in this Section 10(d) in writing in accordance herewith.

          (e) Stock  Legend.  In addition to any other legend that may appear on the stock certificates evidencing the Registrable  Securities,  for so long as any Securities or Additional  Securities remain  Registrable  Securities each stock certificate evidencing such Registrable Securities shall contain a legend to the following effect: "THE SHARES EVIDENCED BY THIS CERTIFICATE
     ARE SUBJECT TO AND  ENTITLED TO THE  OBLIGATIONS  AND BENEFITS OF A CERTAIN
     REGISTRATION RIGHTS AGREEMENT, DATED AS OF MAY __, 2007."

          (f)  Approval of Holders.  Whenever the consent or approval of Holders of a specified percentage of Registrable  Securities is required hereunder,
     Registrable  Securities  held by the Company or its Affiliates  (other than subsequent  Holders of Registrable  Securities,  if such subsequent Holders are deemed to be such Affiliates solely by reason of their holdings of such
     Registrable  Securities)  shall not be counted in determining  whether such consent or approval was given by the Holders of such required percentage.

          (g)  Enforceability of Agreement by Holders.  No Holder shall have the right to enforce the Agreement unless and until such Holder fulfills all of its obligations hereunder.

          (h) Successors and Assigns. Any person who purchases any Securities or
     Additional Securities from any Holder shall be deemed, for purposes of this
     Agreement,

                                       24

     to be an assignee of such Holder,  as the case may be. This Agreement shall inure to the benefit of and be binding upon the  respective  successors and assigns of each of the parties hereto and shall inure to the benefit of and be binding upon each Holder of any Securities or Additional Securities.

          (i)  Counterparts.  This  Agreement  may be  executed in any number of counterparts  and by the parties hereto in separate  counterparts,  each of which  when so  executed  shall be deemed to be  original  and all of which taken together shall constitute one and the same agreement.

          (j) Headings.  The headings in this  Agreement are for  convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (k) Governing Law. THIS AGREEMENT  SHALL BE GOVERNED  EXCLUSIVELY  BY,
     AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
     YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          (l) Severability.  If any term, provision,  covenant or restriction of this Agreement is held to be invalid,  illegal, void or unenforceable,  the remainder of the terms,  provisions,  covenants and  restrictions set forth herein  shall  remain  in full  force  and  effect  and  shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an  alternative  means to achieve the same or  substantially  the same result as that  contemplated by such term, provision,  covenant  or  restriction,  it being  intended  that all of the rights and  privileges of the parties shall be  enforceable  to the fullest extent permitted by law.

          (m) Entire Agreement. This Agreement is intended by the parties hereto as a final  expression of their  agreement and is intended to be a complete and exclusive  statement of the agreement and  understanding of the parties
     hereto  in  respect  of  the  subject  matter   contained  herein  and  the
     registration  rights granted by the Company with respect to the Registrable
     Securities.  Except as provided in the  Purchase  Agreements,  there are no restrictions,  promises,  warranties or undertakings,  other than those set forth or  referred  to  herein,  with  respect to the  registration  rights granted by the Company with  respect to the  Registrable  Securities.  This
     Agreement  supersedes  all  prior  agreements  and  undertakings  among the parties with  respect to such  registration  rights.  No party hereto shall have any rights,  duties or obligations  other than those  specifically set forth in this Agreement.

          (n) Submission to  Jurisdiction.  Except as set forth below, no claim, counterclaim or dispute of any kind or nature whatsoever  arising out of or in  any  way  relating  to  this  Agreement  ("Claim")  may  be  commenced, prosecuted  or continued in any court other than the courts of the State of
     New York located in the City and County of New York or in the United States
     District  Court for the Southern  District of New York,  which courts shall have  jurisdiction  over the adjudication of such matters,  and the Company hereby  consents to the  jurisdiction  of such courts and personal  service with respect thereto. THE COMPANY HEREBY WAIVES ALL RIGHTS TO TRIAL BY

                                       25

     JURY IN ANY PROCEEDING (WHETHER BASED UPON CONTRACT,  TORT OR OTHERWISE) IN
     ANY WAY ARISING OUT OF OR RELATING TO THIS  AGREEMENT.  The Company  agrees that a final  judgment  in any such  Proceeding  brought  in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

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